UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

Current Report pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 23, 2005

AIRSPAN NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

000-31031	75-2743995
(Commission file number)	(I.R.S. Employer Identification No.)

777 Yamato Road, Suite 105, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip code)

(561) 893-8670
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) On August 23, 2005, Ernst & Young LLP notified Airspan Networks, Inc. (the “Company”) that Ernst & Young would resign as the Company's independent registered public accounting firm upon completion of its interim review of the Company's financial statements to be included in the Company's Quarterly Report on Form 10-Q for the three months ended October 2, 2005. Ernst & Young did not seek the Company’s consent to its resignation. Therefore, Ernst & Young’s decision to resign was not recommended or approved by the Company’s Board of Directors or Audit Committee. The purpose of this 8-K/A Amendment No. 1 filing is to update the Company's disclosures regarding these matters in accordance with SEC rules through November 11, 2005, the effective date of Ernst &Young’s resignation.

The reports of Ernst & Young on the Company's consolidated financial statements as of and for each of the fiscal years ended December 31, 2003 and 2004 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The report of Ernst & Young on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2004 expressed an unqualified opinion on management’s assessment and an adverse opinion on the effectiveness of internal control over financial reporting.

During the fiscal years ended December 31, 2003 and 2004, and through November 11, 2005, there have been no disagreements (as described under Item 304(a)(1)(iv) of Regulation S-K) between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young's satisfaction, would have caused Ernst & Young to make reference to the subject matter thereof in its report.

Except for the material weaknesses in internal control over financial reporting described in this paragraph, during the fiscal year ended December 31, 2004, and in the subsequent interim periods ended April 3, 2005, July 3, 2005 and October 2, 2005, the Company did not have any reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K. The Company reported a material weakness in the Company's internal control over financial reporting in the Company's Annual Report on Form 10-K, as amended by Amendment No. 1 on Form 10-K/A, for the fiscal year ended December 31, 2004 (the “Annual Report”). The Annual Report stated the Company had a material weakness in its internal control pertaining to the review and evaluation of the accounting treatment required for complex and non-standard Stockholders’ equity transactions. In addition, in the Company’s Quarterly Report on Form 10-Q for the quarter ended July 3, 2005, the Company reported a material weakness in its internal control relating to revenue recognition accounting and disclosure of sales contracts with extended payment terms.

The Company has provided Ernst & Young with a copy of this Form 8-K and has asked Ernst & Young to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of this letter, dated November 11, 2005, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit 16.1  Letter from Ernst & Young LLP. to the Securities and Exchange Commission, dated November 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 11, 2005

AIRSPAN NETWORKS, INC

	By:	/s/ Peter Aronstam
Peter Aronstam
Senior Vice President and Chief Financial Officer